UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2010

GENOPTIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33753	33-0840570
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1811 Aston Avenue

Carlsbad, CA 92008

(Address of principal executive offices, including zip code)

(760) 268-6200

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On December 16, 2010, the Compensation Committee of the Board of Directors (the “Committee”) of Genoptix, Inc. (“Genoptix”) determined to maintain the 2011 base salary amounts for the named executive officers at the same levels as their 2010 base salary amounts.

On December 16, 2010, the Committee also approved the 2011 Annual Executive Bonus Plan, which maintained the target bonus percentages at the same level as the target bonus levels for each executive officer under the 2010 Annual Executive Bonus Plan. The 2011 target bonus percentages under the 2011 Annual Executive Bonus Plan are set forth in the chart below.

Executive Officer	2011 Target Bonus Percentages (% of Base Salary)
Dr. Tina S. Nova President and Chief Executive Officer	85%
Samuel D. Riccitelli Executive Vice President and Chief Operating Officer	65%
Douglas A. Schuling Executive Vice President and Chief Financial Officer	50%
Dr. Christian V. Kuhlen Vice President, General Counsel and Corporate Secretary	40%

Under the 2011 Annual Executive Bonus Plan, the Committee has the discretion to award a bonus for each executive officer equal to an amount from 0 to 200% of the applicable target bonus percentage for Dr. Nova and 0 to 150% of the applicable target bonus percentage for Messrs. Riccitelli and Schuling and Dr. Kuhlen. The Committee discussed that it would adopt the specific individual and company-wide performance milestones and other corporate goals for each executive officer under the 2011 Annual Executive Bonus Plan at a subsequent meeting of the Committee to be held in early 2011. The Committee further concluded that it intended to determine and assign a specific weight (expressed as a percentage of the target bonus) to each such specific individual and company-wide performance milestone and other corporate goal for each executive officer at such time.

On December 16, 2010, the Committee, in connection with its 2010 annual bonus compensation review, awarded 2010 performance bonuses under the 2010 Annual Executive Bonus Plan of $363,375 to Dr. Tina S. Nova, Genoptix’s President and Chief Executive Officer, $226,688 to Samuel D. Riccitelli, Genoptix’s Executive Vice President and Chief Operating Officer, $136,875 to Douglas A. Schuling, Genoptix’s Executive Vice President and Chief Financial Offer, and $93,000 to Dr. Christian V. Kuhlen, Genoptix’s Vice President, General Counsel and Corporate Secretary.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENOPTIX, INC.

Dated: December 21, 2010	By:	/S/ CHRISTIAN V. KUHLEN, M.D., ESQ.
Christian V. Kuhlen, M.D., Esq.
Vice President, General Counsel